SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 14, 2014

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 14, 2014, Tobin K. Anderson, President of Sally Beauty Supply LLC, resigned.  The Company will conduct a search to identify a replacement for Mr. Anderson.  Christian A. Brickman, our newly appointed President and Chief Operating Officer, will manage the operations of Sally Beauty Supply LLC until Mr. Anderson’s replacement is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2014

SALLY BEAUTY HOLDINGS, INC.

	By:	/s/ Matthew O. Haltom
	Name:	Matthew O. Haltom
	Title:	Senior Vice President, General Counsel and Secretary